Supplement dated September 24, 2007 to Prospectuses dated May 1, 2007 for

          AnnuiChoice(R) II, GrandMaster flex3, IQ(3) The SmartAnnuity,
             IQ Advisor, PINNACLEplus, PINNACLE III, and PINNACLE V
                       Flexible Premium Variable Annuities
                   Issued by Integrity Life Insurance Company
             Through its Separate Account I and Separate Account II


This is a supplement to the prospectuses identified above, which describes a change in one of the Variable Account Options and the corresponding Portfolio available in your variable annuity. Please retain this supplement to the prospectuses for future reference.

Effective on October 26, 2007, the Touchstone VST Enhanced Dividend 30 Fund will change its name and revise its investment goals and investment strategies. The Fund will be renamed the "Touchstone VST Large Cap Core Equity Fund" and will seek long-term capital appreciation as its primary goal by investing in common stocks of large cap companies.

Effective October 26, 2007, Part 3 - Your Investment Options, the section titled "The Variable Account Options," subsection titled "Touchstone Variable Series Trust," is deleted and replaced with the following:

Touchstone VST Large Cap Core Equity Fund
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Todd Investment Advisors, Inc., which is affiliated with Integrity, is the sub-advisor for Touchstone VST Large Cap Core Equity Fund. The Large Cap Core Equity Fund (formerly the Enhanced Dividend 30 Fund) seeks long-term capital appreciation as its primary goal and income as its secondary goal. The sub-advisor selects stocks that it believes are attractively valued with active catalysts in place. The sub-advisor uses a database of 4,000 stocks from which to choose the companies that will be selected for the fund's portfolio. A specific process is followed to assist the sub-advisor in its selections.

Effective October 26, 2007, all references to "Touchstone VST Enhanced Dividend 30" or "Enhanced Dividend 30" are replaced with "Touchstone VST Large Cap Core Equity."